UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2003

RAINBOW TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-16641	95-3745398

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Technology Drive, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 450-7300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

(a) and (b) Not applicable

(c)	Exhibits

99.1 Press Release dated November 14, 2003, issued by Rainbow Technologies, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 14, 2003, Rainbow Technologies, Inc., issued a press release announcing that it has filed its quarterly report on Form 10-Q for the quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 pursuant to Item 12 of Form 8-K.

      The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

RAINBOW TECHNOLOGIES, INC.

Date: November 14, 2003	By:	/s/ Walter W. Straub

Walter W. Straub,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 14, 2003, issued by Rainbow Technologies, Inc.